UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of a Matter to a Vote of Security Holders.

On August 23, 2022, Rare Element Resources Ltd. (the “Company”) held its 2022 annual meeting of shareholders (the “Meeting”).  At the Meeting, two proposals were submitted to the shareholders for approval as set forth in the Company’s definitive management information and proxy circular filed on July 7, 2022 and the supplement to the notice of annual and special meeting of shareholders and management information and proxy circular filed on August 4, 2022.  As previously disclosed, the proposal to appoint BDO USA, LLP to serve as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company (Proposal No. 2) was withdrawn and not presented or voted on at the Meeting.  As of the record date June 29, 2022, a total of 212,466,889 common shares of the Company were outstanding and entitled to vote.  In total, 133,086,641 common shares were present in person or represented by proxy at the Meeting, which represented approximately 62.6% of the shares outstanding and entitled to vote as of the record date.

The votes on the proposals were cast as set forth below:

1.Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to the shareholders.  As a result, the Company’s board of directors consists of the seven persons elected at the Meeting.
,32,27
Name	For	Withheld	Broker Non-Votes
Gerald W. Grandey	132,129,304	957,337	nil
Barton S. Brundage	132,099,623	987,018	nil
Nicole J. Champine	132,027,934	1,058,707	nil
Kelli C. Kast	132,054,515	1,032,126	nil
David I. Roberts	132,060,943	1,025,698	nil
Randall J. Scott	130,110,986	2,975,655	nil
Lowell A. Shonk	132,050,562	1,036,079	nil

2.Proposal No. 3 – Adoption and approval of the new Rare Element Resources Ltd. 2022 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
130,604,455	1,870,671	611,515	nil

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2022

RARE ELEMENT RESOURCES LTD.

By:	/s/ Randall J. Scott
Name:	Randall J. Scott
Title:	President and Chief Executive Officer